UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 23, 2004

Date of Report (Date of Earliest Event Reported)

HUMPHREY HOSPITALITY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	0-25060	52-1889548
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7170 Riverwood Drive

Columbia, Maryland 21046

(Address of Principal Executive Offices) (Zip Code)

(443) 259-4900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12.    Results of Operations and Financial Condition.

This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Humphrey Hospitality Trust, Inc. (the “Company”) pursuant to Item 9 of Form 8-K, in satisfaction of the public disclosure requirements of Regulation FD, and Item 12 of Form 8-K, insofar as it discloses historical information regarding the Company’s results of operations or financial condition for the three and twelve months ended December 31, 2003.

On March 23, 2004, the Company issued a press release regarding its earnings for the three and twelve months ended December 31, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMPHREY HOSPITALITY TRUST, INC.

March 23, 2004	/S/ MICHAEL M. SCHURER
Michael M. Schurer
Chief Financial Officer

HUMPHREY HOSPITALITY TRUST, INC.

INDEX TO EXHIBITS

Exhibit Number

99.1	Press Release dated March 23, 2004.